Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

•	For duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-7076)

WILSHIRE LARGE CAP CORE 130/30 FUND

INVESTMENT AND INSTITUTIONAL CLASS SHARES

PROSPECTUS

WILPROS07

Prospectus	WILSHIRE	November 16, 2007

MUTUAL FUNDS, INC.

Investment and Institutional Class Shares

of

Wilshire Large Cap Core 130/30 Fund

(http://www.wilfunds.com)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

This prospectus describes the Wilshire Large Cap Core 130/30 Fund (the “Fund”) offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

Investment Objective

The Fund seeks capital appreciation. The Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index — greater than approximately $835 million as of October 31, 2007.

On the following pages you will find important information about the Fund and its Institutional and Investment classes of shares, including:

•

the investment adviser of the Fund, Wilshire Associates Incorporated (“Wilshire”), which allocates portions of the Fund’s assets among one or more sub-advisers (each a “Sub-Adviser”) with complementary management styles and securities selection disciplines, and monitors the performance of the Fund;

•	the main investment strategies used by Wilshire and the Fund’s Sub-Advisers, in seeking to achieve the Fund’s objective;

•	the main risks of an investment in the Fund; and

•	the fees and expenses that you will pay as a shareholder of the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

INVESTMENT AND RISK SUMMARY

Main Investment Strategy

The Fund invests substantially all its assets in growth and value stocks of large cap companies. Each Sub-Adviser will take long positions in securities it believes has the ability to outperform the Russell 1000® Index and will sell short securities it believes are likely to underperform. Selling short allows a Sub-Adviser to sell a security it does not own in anticipation of a possible decline in market price of that security. To complete the short sale, the Fund buys back the same security in the market and returns it to the lender. The Fund makes money when it buys the shorted security at a lower price. The Fund loses money on a short sale when the price of the security goes up and the Sub-Adviser must pay more for the security to return it to the lender. The Fund pays interest to the lender for borrowing the security. This expense is shown in the expense table (see table on page xx). Each Sub-Adviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%. Short sales allow the Fund to earn returns on securities a Sub-Adviser believes will underperform and to maintain additional long positions while keeping the Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation. In addition, the Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations. Generally, the Fund must return to the lender any dividends or interest earned on a security during the period of the loan.

The Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). The Fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Fund also may engage in short sales of ETFs and similarly structured pooled investments. The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

Who May Want to Invest in the Fund

The Wilshire Large Cap Core 130/30 Fund may appeal if you:

•	are a long-term investor;

•	seek growth of capital:

•	are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth; or

•	are looking for an investment with potential for higher risk and return due to the short selling strategy.

Main Investment Risks

The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies issuing its securities. For example, if large capitalization stocks fall out of favor generally with investors, the value of the Fund may decline.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

PERFORMANCE AND FEE INFORMATION

Fund Performance

No performance information is provided since the Fund was launched on November 16, 2007.

Fees and Expenses of the Fund

As a benefit of investing in the Fund, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Fund’s shares, based on estimated total expenses for 2007 since the Fund was launched on November 16, 2007.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.68%	0.68%
Interest Expense on Borrowing	1.29%	1.29%
Remainder of Other Expenses	0.35%	0.35%
Total Other Expenses	2.32%	2.32%

Total Annual Fund Operating Expenses	3.57%	3.32%
Less Waivers/Reimbursements[1]	0.10%	0.10%
Net Annual Fund Operating Expenses	3.47%	3.22%

[1]

Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class shares, respectively. This agreement to limit expenses continues through at least December 31, 2008. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example:

This example helps you to compare the cost of investing in the Wilshire Large Cap Core 130/30 Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$349	$324
3 Years	$1,084	$1,011

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Fund. As part of its management and oversight of the Fund, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Fund’s assets among the selected Sub-Advisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given Sub-Adviser. Each Sub-Adviser manages a portion of the Fund. Wilshire selects Sub-Advisers to manage the assets of the Fund, subject to approval of the Company’s Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each Sub-Adviser’s philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Fund and the Sub-Advisers. Additionally, the risk profiles of the Fund and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

The investment philosophies of the Sub-Advisers of the Fund are described in more detail below. No assurances exist that the Fund will achieve its objective.

AG Asset Management, LLC

AG Asset Management, LLC (“AG-AM”) serves as a Sub-Adviser to the Fund. AG-AM’s objective is to achieve long-term capital appreciation in excess of the Russell 1000 Index through investment in a diversified portfolio of approximately 60 to 80 securities, with both long and short positions held in a so-called “130/30” structure. In order to achieve the strategy objectives, AG-AM uses an “Active Extension” strategy, designed to leverage its current research process by including the short sales of stocks.

AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-Adviser to the Fund. AXA Rosenberg constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company’s parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued by the market. The earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year’s earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers. The predicted returns are fed into a risk model that maximizes the portfolio’s expected return while minimizing common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 1000 Index, the benchmark for the Fund.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (“TS&W”) serves as a Sub-Adviser to the Fund. TS&W’s investment strategy uses a bottom-up process that combines quantitative and fundamental analysis with disciplined risk controls. This process seeks to identify long positions with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation. The process also seeks to identify short positions with some combination of expensive valuation and negative change that could lead to a significantly lower valuation.

TWIN Capital Management, Inc.

TWIN Capital Management, Inc. (“TWIN”) serves as a Sub-Adviser to the Fund. A quantitative multi-factor stock selection model is central to TWIN’s investment process. TWIN constructs its portion of the Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks. Simultaneously, TWIN will sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings. The TWIN investment team seeks to generate alpha (relative to the Russell 1000 Index) by investing roughly 130% in long positions and 30% in short positions. TWIN employs a systematic, bottom-up stock selection approach along with a “Fundamental Tilt” element that positions the Fund at the margin towards the size and style segments of the market that TWIN believes will be in favor. Additionally, TWIN actively manages the active risk (tracking error) of the Fund based on its outlook for market risk and breadth. TWIN’s portion of the Fund’s portfolio will generally consist of between 200 and 350 stocks and TWIN will control for sector, industry and market risk levels. TWIN does not time the market and seeks to remain fully invested at all times.

Equity Securities Risks

Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Derivatives Risk

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk

ETFs in which the Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Multi-Managed Fund Risk

The Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Fund may have buy and sell transactions in the same security on the same day. In addition, at any given time the Fund may have long and short positions in the same security.

Real Estate Investment Trust Risk

REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Securities Lending

The Fund may lend its investment securities in an amount of up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Company’s Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities or loan.

Convertible Securities

Convertible securities are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, the Fund may not achieve its objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information and on the Company’s website at www.wilfunds.com. The Fund’s complete portfolio holdings data will be made available monthly on the Company’s website at the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the “SEC”) on Form N-Q or Form N-CSR (which are typically filed within 70 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser for the Fund. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of July 31, 2007, advised approximately $41 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee as of July 31, 2007 is comprised of Peter Alliegro, Lawrence E. Davanzo, James Dunn, Josh Emanuel, Alex Kaye, Luke O’Neill, Mathew Radgowski, Charles Roth, Helen Webb Thompson, and Victor Zhang. Mr. Dunn is the Chairman of the investment committee.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board of Directors and Wilshire to retain sub-advisers to the Fund in certain circumstances without shareholder approval. Under the Agreement, Wilshire charges annual fees of 1.00% of average daily net assets for the Fund. Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class shares, respectively. This agreement to limit expenses continues through at least December 31, 2008. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. A discussion regarding the basis for the Board of Directors’ approval of the Agreement will be included in the Company’s annual report to shareholders dated December 31, 2007.

Investment Sub-Advisers

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or a portion of the Fund, subject to the Board of Directors’ approval. Wilshire is responsible for, among other things, setting the Fund’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Fund’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each Sub-Adviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors’ approval of each sub-advisory agreement will be available in the Company’s annual report to shareholders dated December 31, 2007.

AG-AM

AG-AM is located at 245 Park Avenue, New York, New York 10167, and as of September 30, 2007, managed approximately $2.35 billion in assets. AG-AM was founded in 1968. On May 1, 2006, Angelo, Gordon & Co., LP, through its wholly-owned subsidiary, AGFL Acquisition LLC (“Angelo Gordon”), a privately-held investment management firm, acquired a controlling ownership interest in ForstmannLeff LLC (“ForstmannLeff”), an investment adviser registered with the SEC. At the same time, in connection with an internal reorganization, ForstmannLeff acquired substantially all of the assets and investment management contracts for Forstmann-Leff Associates, LLC. On May 1, 2007, AG-AM began operating under the name AG Asset Management LLC.

Peter Hermann is the portfolio manager of AG-AM’s portion of the Fund. Mr. Hermann is lead portfolio manager for AG-AM’s Large Cap Growth and 130/30 Large Cap strategies with research analyst responsibilities for health care equipment, transportation, consumer services and staples. He joined AG-AM as a Director in 2005, and was promoted to Managing Director and Portfolio Manager in 2006. He joined Morgan Stanley as a portfolio manager and research analyst in 1994, concentrating on the consumer discretionary, health care and media sectors. Mr. Hermann moved to Fulcrum Asset Management in 2004, where he was a Managing Director and managed a long-short equity strategy. He began his career in 1987 within the Institutional Investment Council at the Bank of New York. Mr. Hermann received his MBA from Carnegie Mellon, his JD from the University of Pittsburgh and his BA from Tufts University. He is also a member of the Pennsylvania Bar.

AXA Rosenberg

AXA Rosenberg is an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by the firm’s founding partners. AXA Rosenberg, 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of September 30, 2007, AXA Rosenberg managed approximately $142 billion in assets.

William E. Ricks, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg, is the portfolio manager for AXA Rosenberg’s portion of the Fund. He has worked in investment management with AXA Rosenberg since 1989. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.

TS&W

TS&W is a Delaware limited liability company, a SEC registered investment adviser founded in 1969 and is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W had $8.1 billion in assets under management as of September 30, 2007. Old Mutual (US) Holdings Inc. is a majority owner of TS&W.

The TS&W Large Cap 130/30 strategy is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittman, CFA, W. Patrick Schubmehl, Jr., Brett P. Hawkins, CFA, CPA and Matthew H. Cullen, CFA. The team also utilizes the resources of the firm’s twelve sector research analysts.

Mark S. Tyler, CFA is a graduate of The College of William & Mary, BS, 1993. He previously worked for Priority Capital Management, LLC as a Senior Research Analyst, Wachovia Securities Inc. as a Senior Equity Research Analyst, D.B. Root & Company, Inc. as a Portfolio Manager and Capital Asset Management, Inc. as a Research Analyst.

Charles J. Wittmann, CFA is a graduate of Davidson College, BA, 1988; Fuqua School of Business, Duke University, MBA, 1995. He previously worked for Bank of America Corp. in commercial lending, Wachovia Securities, Inc. as Director and Senior Equity Research Analyst and Shockoe Capital, LLC as Portfolio Manager.

W. Patrick Schubmehl, Jr. is a graduate of University of Virginia. He received his BA in 1993 and his MBA in 1999. Previously, he was employed with Spear, Leeds & Kellogg as an Option Specialist on the AMEX; First Union as an Associate, and, most recently, WPS Capital Management as the President.

Brett P. Hawkins, CFA, CPA is a graduate of the University of Richmond, BA, 1993 and the University of Virginia, Darden School, MBA 1999. Previously, he was employed with Arthur Andersen LLP as a Senior Associate and First Union Securities, Inc., Assistant Vice President, Equity Research.

Matthew H. Cullen, CFA is a graduate of University of North Carolina, BA, 1995 and University of Virginia, MS, 1998. Most recently, he worked for Clovis Capital Management as an Equity Analyst, Vice President. Formerly, he was employed with Blackfin Capital, LLC as an Equity Analyst. Mr. Cullen has also worked for Morgan Stanley Dean Witter as an Equity Research Associate and for First Union Securities as an Assistant Vice President.

TWIN

Wilshire has entered into a sub-advisory agreement with TWIN, to manage a portion of the Fund, subject to the supervision of Wilshire and the Company’s Board of Directors. TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. TWIN had $781 million in assets under management as of October 31, 2007. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Fund. The investment committee is led by Geoffrey Gerber, and includes Christopher Erfort.

Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as CIO, Mr. Gerber oversees the investment decisions for the TWIN Extended Alpha (130/30) product. Geoffrey received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board of Directors and Chair of the Investment Committee of the Burroughs Wellcome Foundation.

Christopher Erfort, who joined TWIN in January 1997, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Senior Vice President of TWIN.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Fund.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorized payments by the Investment Class shares annually of up to 0.25% of the average daily net assets attributable to the Fund’s Investment Class shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

The Fund has also adopted a shareholder services plan for its Investment and Institutional Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment and Institutional Class shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Fund Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange (“NYSE”) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interest to do so. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investments in the Fund are as follows:

•

Investment Class Shares. The minimum initial investment in the Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of the Fund. Your adviser or broker will then transmit a purchase order and payment to the Fund on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Fund account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Fund. No investments may be made with third party checks.

(2) Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

PNC Bank

Pittsburgh, PA

ABA No: 031000053

Account Number: 8606905548

FFC: [Name of Fund]

FBO: [Insert shareholder name and account number.]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Fund account number. Please include your Fund’s account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) Electronic Funds Transfer. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

PNC Bank

Wilshire Mutual Funds, Inc. — [Fund Name]

[Shareholder Account Number]

Account of [Registered Shareholder]

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.

How To Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•

Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•

Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class shares, or $150,000 in the case of Institutional Class shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class shares, and $150,000 in the case of Institutional Class shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and the Fund’s Sub-Advisers believe it would be in the Fund’s best interest not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of the Fund, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of the Fund at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of the Fund is calculated by adding the value of the individual securities and other assets held by the Fund, subtracting the liabilities of the Fund attributable to that class, and dividing by the total number of the shares outstanding of that class of the Fund.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Company and at least one fund management professional of the Sub-Adviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

How to Exchange Fund Shares

You may exchange your shares in the Fund for shares of the same class of another fund of the Company. You also may exchange shares of one class for shares of another class of the Fund, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Note that exchanges from the Fund to another fund are taxable transactions for federal income tax purposes while exchanges from one class to another class of the Fund are not taxable transactions. The Company currently offers in another prospectus shares of five other funds.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Fund and share class you are exchanging, the number of shares you are exchanging and the name of the Fund and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail.” To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

•	Shares will be exchanged at their net asset value next determined after we receive your exchange request.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of the fund whose shares you are acquiring.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company’s Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as fund rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Retirement Plans

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of the Fund automatically reinvested at net asset value in additional shares of the Fund, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Fund.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund’s distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income other than “qualified dividend income,” and distributions of realized net short-term capital gains are taxable to you as ordinary income. Distributions of “qualified dividend income” (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate investors in the Fund at rates applicable to long-term capital gains, provided certain holding period requirements are met. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund. The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. An exchange of the Fund’s shares for shares of another fund will be treated for federal income tax purposes as a sale of the Fund’s shares, and any gain you realize on the exchange may be taxable. Foreign shareholders are subject to special withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

The following notice does not constitute part of and is not

incorporated into the prospectus for the Company.

WILSHIRE MUTUAL FUNDS, INC.

Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

•	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

•	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

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Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stores on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

•	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

•	Companies that provide services for us to help market our products to you; and

•	Governmental or other legal agencies, as required by law.

When information is shares with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.